AQUA METALS

LEADING A REVOLUTION

In Lead and Lithium Battery Recycling

Corporate Presentation

October 2021

SAFE HARBOR

This document contains forward-looking statements concerning Aqua Metals, Inc.

This presentation contains forward-looking statements concerning Aqua Metals, Inc. Forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements that contain words such as "expects," "contemplates," "anticipates," "plans," "intends," "believes", "estimates", "potential" and variations of such words or similar expressions that convey the uncertainty of future events or outcomes, or that do not relate to historical matters. The forward-looking statements in this presentation include our expectations for our Aqua Metals Innovation Center, our ability to develop our AquaRefining technologies for the recycling of lithium-ion batteries and, the expected benefits of our Innovation Center and recycling of lithium-ion batteries. Those forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially. Among those factors are: (1) the risk that we may not derive the expected benefits from our Aqua Metals Innovation Center; (2) the risk we may not be able to recycle lithium-ion batteries using our AquaRefining process or, if we do, derive the expected benefits from such recycling; (3) the risk that licensees may refuse or be slow to adopt our AquaRefining process as an alternative to smelting in spite of the perceived benefits of AquaRefining; (4) the risk that we may not realize the expected economic benefits from any licenses we may enter into; (5) the risk that we may not be able to access additional capital as and when needed and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed on February 25, 2021, and subsequent SEC filings. Aqua Metals cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by law.

OUR MISSION

To provide sustainable metal recycling for materials strategic to energy storage applications

Our proven breakthrough technology, AquaRefining, returns raw materials to the manufacturing supply chain in a clean, economical way, reducing reliance on mining to meet demand



CHANGE IS IMPERATIVE

Today smelting produces ≈ 7% of global greenhouse gas emissions. This will significantly increase if change doesn't happen

---

New recycling technologies must replace smelting and other environmentally damaging metal recycling processes



"Our vision is for the global production of metals using just air, water, and clean energy as inputs."
—US DOE

AQUA METALS' INNOVATION MILESTONES

- **AUG 2014** First Aqualyzer prototype
- **JUL 2016** AquaRefinery commences operations
- **OCT 2018** Became North American certified lead supplier
- **OCT 2018** Reached 24x7 commercial production
- **FEB 2021** Investment in LiNiCo, lithium-ion recycling. Provisional patent filed for lithium-ion recycling
- **JUL 2021** 1st Agreement for AquaRefining, ACME Taiwan
- **AUG 2021** 3rd generation Aqualyzer triples throughput over 1st generation (1,296 kg/day)
- **SEP 2021** Lab scale testing of Li ion recycling
- **DEC 2021** AquaRefining for lead equipment shipment to Taiwan partner
- **AUG 2022** Operational testing of full-sized Lithium-ion AquaRefining recycling unit
- **JAN 2023** Potential 1st full scale deployment of AquaRefining for Li batteries

Ticker: AQMS (NASDAQ)
Corporate HQ: Tahoe-Reno, NV

Incorporated: 2014
Shares Outstanding: 69.5M last 10-Q

Cash on Hand: $10.7M as of 06.30.21 ($5.25M ins. rec'd July)
Debt: Debt free and strong balance sheet

AQUAREFINING: PROVEN TECHNOLOGY

Pb AquaRefining

Li AquaRefining

- Room temperature closed loop, fundamentally non-pollutive process
- Patented and commercially proven
- Cleaner and more cost-efficient recovery and recycling process
- Produces higher quality product
- Expanding to Li recycling (Co, Ni, Mg)

THE AQUAREFINING ADVANTAGE

Pb

Compared to traditional lead recycling technologies, AquaRefining offers large advantages:

99.996% Purity Improved Product Quality Purest Lead on Earth

Enables Global Battery Recyclers to Meet Demand

Reduced Environmental Impact

Potentially at an Equal or Lower Total Cost to Recycle

- **The potential for improved battery performance and life**
- **Higher premium for lead and value-add for licensing AquaRefining technology**

ACME TAIWAN AGREEMENT

Pb

First partner in the largest and fastest growing global lead market

Will showcase clean lead recycling in a market where environmental drivers are getting stronger

Potential future partnerships with global battery manufacturers to develop a methodology to produce oxide directly from AquaRefined material



MARKET DRIVERS & REVENUE OPPORTUNITIES

Pb

Market Drivers

Secondary lead demand projected to increase an estimated 1.8M tonnes from 2018 - 2030[1]

Restrictions in furnace permitting due to environmental regulations will reduce secondary lead smelting

Revenue Opportunities

Potential engineering revenues of 6-7 figures per project

Potential equipment supply revenue of over $10M+ per project

Potential recurring royalties on AquaRefined lead:

- A modest 100 tonne/day AquaRefining facility could generate ~$70M+ of AquaRefined lead/year
- Premium value for sharing could be ~$7M
- Premium value can rise as ultrapure lead demand increases

Maintenance and upgrades potentially generate millions of dollars over plant lifetime

[1]Source: Wood McKenzie

LITHIUM-ION: POWERING THE NEW ENERGY ERA

Li

The new energy era demands the cleanest lithium-ion battery recycling solution

Li AquaRefining


ENERGY
STORAGE

A BORDERLESS TOTAL ADDRESSABLE MARKET



Pb
Li



Total Addressable Markets for Pb and Li
Up to
$26 Billion
Combined
$18 Billion
Combined
$11.4 Billion
Combined
24
20
16
12
8
4
0
2021
2025
2030
Lead TAM
Lithium TAM

Company estimates based on spent Li battery projections.

LITHIUM-ION: POWERING THE NEW ENERGY ERA

Li

While the shift to electrifying cars is imperative for the planet, this transition will create a new environmental time bomb without metals recycling innovations that are clean and cost-efficient.



140 million electric cars globally by 2030 will create massive demand for lithium-ion batteries and critical minerals



More than 15 million tonnes of lithium-ion batteries are expected to reach the end of life by 2030



Demand for lithium-ion battery materials in the next decade is predicted to increase over 575% for lithium and 1237% for nickel



We cannot mine enough raw materials to meet our lithium-ion battery needs

LITHIUM-ION: POWERING THE NEW ENERGY ERA

Li



Li AquaRefining

Aqua Metals is applying its commercialized clean, water-based recycling technology principles with the goal of developing the cleanest and most cost-efficient recycling solution for lithium-ion batteries.

Li

Li AquaRefining

Our approach is different from other recycling solutions:

NO SMELTING
No furnace required, no greenhouse emissions

HIGHER %
Recovers a higher percentage of metals in a higher quality form

MINIMAL WASTE
Closed-loop process that recycles chemicals and water

HIGHER QUALITY
Produces higher quality products at a lower operating cost

GOLD RUSH FOR LITHIUM-ION BATTERY RECYCLING

Li

Two of North America's largest LIB recycling companies have raised more than $1.3 Billion with combined valuation of $5.4 Billion

---

Global companies are making multimillion dollar investments in LIB recycling with net-zero expectations

Ford
LAND ROVER
JAGUAR
amazon
HITACHI

Our Strategy is to sell the shovels and pickaxes for this *GOLD RUSH*


LEVI STRAUSS & Co

LITHIUM BATTERY RECYCLING MARKET DRIVERS

More than 15 million tons of lithium-ion batteries are expected to retire between now and 2030

All major car manufacturers want zero-carbon suppliers

US/EU regulations to achieve 2050 net-zero emissions


2022 2023 2024 2025 2026
Li

MARKET LANDSCAPE

Major players are pursuing resource and capital-intensive approach

Market leaders investing millions of dollars across the supply chain, *not on recycling innovations*

Pyro and standard hydro processes create GHG emissions, solid and liquid waste streams, and environmental toxins

Major risk of inability to meet partners' and governments' zero carbon and environmental targets


Mining
Refinery Step
Cathode ready step
Cathode makers
Car Manufacturer/ battery manufacturer
Recyclers
$ Land & Buildings
$ Labor Cost & Management
$ Regulatory & OSHA
$ Supply Chain Logistics
$ Partnership Agreements

SINGULARLY FOCUSED ON INNOVATION

Aqua Metals plans to deliver a cleaner, more cost-effective recycling solution to all Lithium-Ion recycling companies, offering:

Better economics through cost-efficiency and higher percentage of metals extracted

Modular design with smaller footprint for flexible, streamlined installation

Mutually beneficial economics with shared value of metals recycled by partners

Borderless Revenue Opportunities – licensable to the global metals recycling market

Recyclers
+
Li AquaRefining

Li AQUAREFINING PROCESS COMPARISON

PROCESS TYPE	PRODUCTS PRODUCED
Pyro (smelting)	➢ Alloy of Cobalt and Nickel needing further processing
Standard Hydro Process (precipitation)	➢ Cobalt and Nickel Hydroxide that requires further processing ➢ Manganese Hydroxide
Li AquaRefining	➢ High-quality Cobalt, Nickel, and Copper in pure metal form ➢ Manganese Hydroxide ➢ Lithium Hydroxide

Li AQUAREFINING PROCESS COMPARISON

PROCESS TYPE	PRODUCTS PRODUCED	ENVIRONMENTAL IMPACT
Pyro (smelting)	➢ Alloy of Cobalt and Nickel needing further processing	Slag that includes Manganese and Lithium disposed of in landfill
Standard Hydro Process (precipitation)	➢ Cobalt and Nickel Hydroxide that requires further processing ➢ Manganese Hydroxide	Significant liquid waste stream that includes Lithium Sulfate, Sodium Sulfate, and some Cobalt and Nickel
Li AquaRefining	➢ High-quality Cobalt, Nickel, and Copper in pure metal form ➢ Manganese Hydroxide ➢ Lithium Hydroxide	The most complete closed loop process with minimal non-hazardous waste

Li AQUAREFINING PROCESS COMPARISON

PROCESS TYPE	PRODUCTS PRODUCED	ENVIRONMENTAL IMPACT	ECONOMICS
Pyro (smelting)	➢ Alloy of Cobalt and Nickel needing further processing	Slag that includes Manganese and Lithium disposed of in landfill	Equal OPEX but with lower quality/less value product
Standard Hydro Process (precipitation)	➢ Cobalt and Nickel Hydroxide that requires further processing ➢ Manganese Hydroxide	Significant liquid waste stream that includes Lithium Sulfate, Sodium Sulfate, and some Cobalt and Nickel	25% higher OPEX dure to continual chemical consumption
Li AquaRefining	➢ High-quality Cobalt, Nickel, and Copper in pure metal form ➢ Manganese Hydroxide ➢ Lithium Hydroxide	The most complete closed loop process with minimal non-hazardous waste	Equal to or less than other processes with highest percentage of recovered metals

REVENUE OPPORTUNITIES: A GLOBAL APPROACH

Li

Sales Strategy

Enable recyclers all over the globe the best economics and lowest environmental impact

Licensing model enables a global market for Aqua Metals

No sustainable Li recycling method has been commercially proven at scale

Environmental regulations still taking shape

Leverage our competitive advantage as the only metals recycler that has technology proven at a commercial scale

Revenue Structure

Potential engineering revenues of 6-7 figures per project

Potential recurring royalties on AquaRefined metals could generate:

- $100M - $500M in royalty payments over next five years dependent on the size of throughput
- Additional equipment sales



AQUA METALS' COMPETITIVE EDGE

Li

Recovers more of the metals in a higher quality

Has an OPEX that is equal to or lower than other solutions

Can sell the products at a higher price point

Is environmentally cleaner and safer for workers

Is founded on already commercialized IP

ROBUST STRATEGIC IP PORTFOLIO

Well Protected Equipment Supply & Global Licensing

Only company with IP for clean lead battery recycling

71 total patents issued/allowed

44 additional patent applications pending


AQUA METALS
ISSUED/ALLOWED PATENTS
PENDING PATENTS

AQUA METALS: WHY INVEST?

Proven environmentally friendly metals recycling technology
Creates high quality metals while lowering polluting emission

1st AquaRefining Partnership secured for Pb

$18 Billion addressable market in 2025 for both Pb and Li battery recycling for AquaRefining

Ability to sell into all markets and any recyclers worldwide

Q&A

NASDAQ: AQMS

WWW.AQUAMETALS.COM